UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2016 (December 22, 2016)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 22, 2016, American DG Energy (the “Company”) entered into a Revolving Line of Credit Agreement (the “Credit Agreement”) with John N. Hatsopoulos for $3,000,000 and took down $850,000 from that line of credit. Mr. Hatsopoulos is the Co-Chief Executive Officer of the Company and a member of the board of directors. The Credit Agreement bears an interest of 6% per annum and the interest is to be paid on the last day of each quarter of the year and shall be paid in cash. The Credit Agreement matures on May 25, 2018. If the Company defaults on the Credit Agreement the Company shall pay interest of 12% per annum on the amount the Company has defaulted on.
On December 23, 2016 the Company also entered into a Debt Repayment Agreement with Trifon Natsis and Despina Pantopoulou Natsis (the “Debt Holders”). This Debt Repayment Agreement terminates the Company’s debt obligations as set out in an amended note agreement that was executed between the Company and the Debt Holders on August 9, 2016 (the “Note”). Under the Debt Repayment Agreement the Debt Holders agreed to accept payment from the Company of $3,058,943.00 as full repayment of the Note, thus terminating all obligations the Company had under the Note.

The foregoing descriptions are qualified by their entirety by reference to the full text of the Credit Agreement, the Debt Repayment Agreement, and the Note attached hereto respectively as Exhibit 10.1, 10.2, and 10.3 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement
The information contained in Item 1.01, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 are hereby incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets
The information contained in Item 1.01, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 are hereby incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained in Item 1.01, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 are hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
The following exhibits are filed:

Exhibit        Description

10.1	Form of Line of Credit Agreement with Mr. John Hatsopoulos

10.2	Form of Debt Repayment Agreement

10.3	Form of Note incorporated by reference from Exhibit 10.1 of the SEC Form 8-K filed by the Company on August 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 28, 2016	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer